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                                                                Exhibit 10.3.8.a

                           BANK ONE SECURITY AGREEMENT
                           ---------------------------


     Security Agreement, dated as of August 6, 1996, by and among Telxon Corporation, a Delaware corporation (the "BORROWER"), and Bank One, Akron, NA ("BANK"), (as the same may be amended, supplemented or otherwise modified from time to time, this "AGREEMENT").

                                    RECITALS
                                    --------

     I. Reference is made to the Credit Agreement, dated as March 8, 1996, by and among the Borrower, the Lenders party thereto (one of which is the Bank), and The Bank of New York ("BNY"), as Issuer, Swing Line Lender and Agent, as amended by Amendment No. 1 ("AMENDMENT NO. 1"), dated as of the date hereof, by and among the Borrower and BNY (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT").

     II. Reference is further made to the Intercreditor Agreement, dated as of August 6, 1996, by and between Bank and BNY, as Agent, as acknowledged by Borrower (as the same may be amended, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT").

     III. As of the date hereof, Bank has extended to Borrower a certain Twenty Million Dollar ($20,000,000.00) revolving line of credit (as the same may be amended, supplemented or otherwise modified from time to time, the "SWING LINE"), which is evidenced by a certain Business Purpose Revolving Promissory Note dated August 6, 1996 and executed by Borrower (as the same may be amended, supplemented or otherwise modified from time to time, the "SWING LINE NOTE").

     Therefore, in consideration of the Recitals, the terms and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank hereby agree as follows:

     A. DEFINED TERMS
        -------------

          (a) Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement, Intercreditor Agreement, and/or Swing Line Note, as appropriate.

          (b) When used in this Agreement, the following capitalized terms shall have the respective meanings ascribed thereto as follows:

          "APPLICABLE COLLATERAL": (a) as of the Perfection Date, any Equipment and Inventory located in the States of Ohio and Texas, and (b) as of any date thereafter, (i) any Equipment or


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Inventory located in Ohio and Texas, and (ii) any Equipment or Inventory located in Ohio or Texas on or after the Perfection Date.

          "COLLATERAL": as defined in Section B.

          "EVENT OF DEFAULT": as defined in Section E hereof.

          "FINANCING STATEMENTS": the UCC financing statements, copies of which are annexed hereto as Annex A.

          "OUCC": the UCC as in effect in the State of Ohio on the date hereof.

          "OBLIGATIONS": all of the obligations and liabilities of the Borrower under the Swing Line Note, whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired.

          "OFFICE LOCATION": as defined in Section C(1)(a) hereof.

          "PERMITTED LIEN": a Lien permitted by Section 8.2 of the Credit Agreement.

          "UCC": with respect to any jurisdiction, Articles 1, 8 and 9 of the Uniform Commercial Code as from time to time in effect in such jurisdiction.

          (c) When used in this Agreement, the following capitalized terms shall have the respective meanings ascribed thereto in the OUCC: "ACCOUNT", "EQUIPMENT", "INVENTORY", "PROCEEDS", "SECURED PARTY" and "SECURITY INTEREST".

     B. GRANT OF SECURITY INTEREST
        --------------------------

          Subject to Section G of this Agreement, to secure the prompt and complete payment, observance and performance of the Obligations, the Borrower grants to the Bank a Security Interest in and to all of the Borrower's right, title and interest in and to all Accounts, Equipment, Inventory and all of the Proceeds (which shall include all dividends, distributions, accessions and income on and in respect of all of the foregoing and all other rights and benefits in respect thereof) of all of the foregoing, whether now owned or existing or hereafter arising or acquired (collectively, the "COLLATERAL").

     C. REPRESENTATIONS AND WARRANTIES
        ------------------------------

          The Borrower hereby represents and warrants to Bank as follows:

          1. GENERALLY. a. The Borrower's place of business or, if the Borrower has more than one place of business, its chief executive office, is, and has been continuously for the immediately


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preceding 5 month period, located (the "OFFICE LOCATION") at (A) the address set forth for notices to the Borrower contained in the Credit Agreement, or (B) such other location in respect of which (1) the Borrower shall have provided the Bank with at least 30 days' prior written notice thereof, and (2) UCC financing statements (or amendments thereto), in form and substance reasonably satisfactory to the Bank, shall have been filed within two months after the later of (x) the Perfection Date, or (y) such change. The Borrower has not changed its legal name during the last 6 years.

               b. All of the information set forth on each of the Schedules hereto is true, complete and correct.

               c. On and after the Perfection Date, this Agreement shall create a continuing "enforceable" Security Interest in the Collateral in favor of the Bank. There are no Liens upon the Collateral other than Permitted Liens, if any. Upon the presentation for filing of the Financing Statements at the respective offices listed thereon together with the appropriate filing fee therefor, such Security Interest shall be perfected.

          2. ACCOUNTS. All records concerning any Account constituting Collateral are located at the Office Location, and no such Account (other than with respect to one or more Accounts which are over 90 days past due and which, in the aggregate, are not in excess of $500,000) is evidenced by a promissory note or other instrument.

          3. EQUIPMENT AND INVENTORY. The Borrower has exclusive possession and control of all Equipment and Inventory constituting the Collateral, all of which is and has been continuously for the last 5 month period, located at (i) one or more of the places listed on Schedule I hereto, or (ii) such other places located within the United States in respect of which (A) the Borrower shall have provided the Agent with at least 10 days' prior written notice, and (B) UCC financing statements (or amendments thereto), in form and substance satisfactory to the Bank, shall have been filed within two months after the later of (1) the Perfection Date, or (2) such change.

     D. COVENANTS
        ---------

          The Borrower hereby covenants with the Bank as follows:

          1. GENERALLY. a. The Borrower shall maintain its place of business, or if it has more than one place of business, its chief executive office, at the Office Location.

               b. It shall, at its own expense, (A) promptly after each request by the Bank cause to be provided to the Bank UCC, federal tax, judgment and other lien search reports with respect to each applicable public office where Liens are or may be

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filed disclosing that there are no Liens of record in such official's office covering any Collateral or showing the Borrower as debtor thereunder (other than Permitted Liens), (B) promptly execute and deliver all certificates, documents, instruments (other than instruments which represent Accounts which are over 90 days past due and which, in the aggregate, are not in excess of $500,000), financing and continuation statements and amendments thereto, notices and other agreements, and (C) take all further action, in each case that the Bank may reasonably request from time to time, in order to perfect and protect the Security Interest granted hereby in the Collateral (other than Equipment and Inventory which is not Applicable Collateral) or to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to the Collateral (other than Equipment and Inventory which is not Applicable Collateral). The Borrower hereby irrevocably appoints the Bank as the Borrower's true and lawful attorney-in-fact, in the name, place and stead of the Borrower, to perform on behalf of the Borrower any and all obligations of the Borrower under this Agreement, and the Borrower agrees that the power of attorney herein granted constitutes a power coupled with an interest, provided, however, that the Bank shall have no obligation to perform any such obligation and such performance shall be at the sole cost and expense of the Borrower. If the Borrower fails to comply with any of its obligations hereunder, the Bank may do so in the Borrower's name or in the Bank's name, but at the Borrower's expense, and the Borrower hereby agrees to reimburse the Bank in full for all reasonable expenses, including reasonable attorney's fees, incurred by the Bank in connection therewith.

               c. The Borrower shall, at its own expense, furnish to the Bank such information, reports, statements and schedules with respect to the Collateral as the Bank may reasonably request from time to time.

               d. The Borrower shall, at its own expense, defend the Collateral against all claims of any kind or nature (other than Permitted Liens, if any) of all Persons at any time claiming the same or any interest therein adverse to the interests of the Bank, and it shall not cause, permit or suffer to exist any Lien upon the Collateral other than (A) the Lien granted hereby, and (B) Permitted Liens, if any.

               e. Except as otherwise required by law, the Borrower agrees that, with respect to the Collateral, the Bank has no obligation to preserve rights against prior or third parties.

               f. The Bank's only duty with respect to the Collateral delivered to it shall be to use reasonable care in the custody and preservation of the Collateral, and the Borrower agrees that if the Bank accords the Collateral substantially the same kind of care as the Bank accords its own Property, such care shall conclusively be deemed reasonable.


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               g. Anything herein to the contrary notwithstanding, (A) the
Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (B) the exercise by the Bank of any of its rights hereunder shall not release the Borrower from any of its duties or obligations under any such contract or agreement, (C) the Bank shall not have any obligation or liability, including indemnification obligations, under any such contract or agreement by reason of this Agreement, nor shall the Bank be obligated to perform any of the obligations or duties of the Borrower thereunder, to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by the Borrower or the sufficiency of any performance by any party under any such contract or agreement or to take any action to collect or enforce any claim for payment assigned hereunder, and (D) the Bank shall not be under any duty to send notices, perform services, exercise any rights of collection, enforcement, conversion or exchange, vote, pay for insurance, taxes or other charges or take any action of any kind in connection with the management of the Collateral.

          2. ACCOUNTS. Except as otherwise provided in this Section D(2), the Borrower shall continue to collect in accordance with its customary practice, at its own expense, all amounts due or to become due to the Borrower in respect of the Borrower's Accounts and, prior to the occurrence of an Event of Default, the Borrower shall have the right to adjust, settle or compromise the amount or payment of any such Account, all in accordance with its customary practices. In connection with such collections, the Borrower may take and, at the direction of the Bank at any time that an Event of Default shall have occurred and be continuing shall take, such action as the Borrower or the Bank may reasonably deem necessary or advisable to enforce collection of such Accounts.

          3. EQUIPMENT AND INVENTORY. (i) The Borrower shall keep the Equipment and Inventory constituting the Collateral at the places listed on Schedule I hereto, and such other places located within the United States in respect of which (A) the Borrower shall have provided the Bank with at least 10 days' prior written notice, and (B) UCC financing statements (or amendments thereto), in form and substance satisfactory to the Bank, shall have been filed within two months after the later of (1) the Perfection Date, or (2) such change.

               (ii) The Borrower shall promptly furnish to the Bank a statement respecting any material loss or damage to any of the Equipment or Inventory constituting the Collateral with an aggregate fair market value exceeding $500,000 as a result of a single occurrence except to the extent that such loss or damage shall be insured pursuant to policies required to be maintained pursuant to the Credit Agreement.


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     E. EVENTS OF DEFAULT
        -----------------

          Each of the following shall constitute an "EVENT OF DEFAULT":

          1. If the Borrower shall fail to observe or perform any term, covenant or agreement contained in this Agreement; or

          2. If the Borrower shall fail to pay any amount when due under the Swing Line Note; or

          3. The occurrence and continuance of an Event of Default under, and as such term is defined in, the Credit Agreement.

     F. REMEDIES
        --------

          1. Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, the Bank may:

               a. exercise any and all rights and remedies (A) granted to a Secured Party by the UCC in effect in the State of Ohio or otherwise allowed at law, and (B) otherwise provided by this Agreement, and

               b. dispose of the Collateral as it may choose, so long as every aspect of the disposition including the method, manner, time, place and terms are commercially reasonable, and the Borrower agrees that, without limitation, the following are each commercially reasonable: (A) the Bank shall not in any event be required to give more than 14 days' prior notice to the Borrower of any such disposition, (B) any place within the City of Akron, Ohio or the counties of Summit and/or Cuyahoga in Ohio may be designated by the Bank for disposition, and (C) the Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          2. To the extent permitted by law, the Borrower hereby expressly waives and covenants not to assert any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force, which might delay, prevent or otherwise impede the performance or enforcement of this Agreement.

     G. EFFECTIVENESS OF SECURITY INTEREST
        ----------------------------------

          Notwithstanding anything herein to the contrary, Section B of this Agreement shall not be effective until the Perfection Date.


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     H. NOTICES
        -------

          All notices, requests and other communications required under this Security Agreement, or required by law, shall be in writing and shall be deemed given when and if (a) personally delivered, (b) delivered by overnight private courier service which in the ordinary course of its business maintains a record of receipt of each of its deliveries, or (c) when delivered by United States mail, postage prepaid, certified or registered, return receipt requested, addressed to the parties hereto and other persons listed below, at their respective addresses set forth below or as they may hereafter specify by written notice delivered in accordance herewith:

                  if to Bank:               Bank One, Akron, NA
                                            50 South Main Street
                                            Akron, Ohio  44309-3547
                                            Attn:  Susan Steiger

                  if to Borrower:           Telxon Corporation
                                            3330 West Market Street
                                            P.O. Box 5582
                                            Akron, Ohio 44334-0582
                                            Attn:  Legal Department

          I. RELATIONSHIP TO INTERCREDITOR AGREEMENT
             ---------------------------------------

          This Agreement is the Bank One Security Agreement under, and as such term is defined in, the Intercreditor Agreement, and is subject to, and should be construed in conjunction with, the provisions thereof.

          J. FINANCING STATEMENTS
             --------------------

               The Bank shall not file the Financing Statements prior to the Perfection Date.

          K. GOVERNING LAW
             -------------

                    This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio, without regard to principles of conflict of laws.



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     IN EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Agreement to be duly executed on its behalf.


                                  TELXON CORPORATION


                                  By: /s/ Kenneth W. Haver
                                      ----------------------------------
                                  Name:  Kenneth W. Haver
                                        --------------------------------
                                  Title:  Senior Vice President, Chief
                                         -------------------------------
                                         Financial Officer and Treasurer


                                  BANK ONE, AKRON, NA


                                  By: /s/ Susan D. Steiger
                                      ----------------------------------
                                   Name: Susan D. Steiger
                                        --------------------------------
                                   Title: Vice President
                                         -------------------------------


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